UNITED STATES
                       SECURITIES AND  EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)   JUNE  29,  2004
                                                  -------------------

                          MACDERMID,  INCORPORATED
                          ------------------------
       (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

          CONNECTICUT             1-13889        06-0435750
          -----------            ---------       ----------
(STATE  OR  OTHER  JURISDICTION   (COMMISSION     (I.R.S.  EMPLOYER
     OF  INCORPORATION  )        FILE  NUMBER)   IDENTIFICATION  NO.)

245  FREIGHT  STREET,  WATERBURY,  CONNECTICUT             06702
--------------------------------------------------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)        (ZIP  CODE)

REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:  (203)  575-5700
                                                     --------------

                                      NONE
                        ---------------------------------
         (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                               SINCE LAST REPORT.




ITEM 10: AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAITER OF A PROVISION OF THE CODE OF ETHICS
MacDermid, Incorporated has updated its Code of Ethics as of the date of this filing. The Code, which was originally drafted in 1999, has been updated to reflect changes in applicable law since that time. The amended Code of Ethics is attached as Exhibit 14 hereto.



SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

 MACDERMID,  INCORPORATED
  (REGISTRANT)


DATE:  JUNE  29,  2004                          /s/  John  L.  Cordani
                                                   -------------------
                                                 Corporate  Secretary